UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Under §240.14a-12

FARMER BROS. CO.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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On October 4, 2016, Farmer Bros. Co. issued the following press release:

Farmer Bros. Co. Receives Support from Richard Farmer

FT. WORTH, Texas – October 4, 2016/PRNewswire/ – Farmer Bros. Co. (NASDAQ:FARM) (the “Company”), a national coffee roaster, wholesaler and distributor of coffee, tea and culinary products, today announced that it has received a statement of support from Richard Farmer, member of the founding Farmer family.

Richard Farmer provided the following statement:

“As a longtime Farmer Bros. Co. stockholder personally owning approximately 0.6 million shares, a co-trustee of numerous Farmer family trusts that collectively own over 2.1 million shares, and a member of the Farmer family, I support the Company’s Board of Directors and management team. I believe the management team is executing the right strategy to position Farmer Bros. Co. to better compete and grow the business long-term and to honor the principles established by my grandfather when he founded the Company and upheld by my father when he ran the Company. Further, I recognize and appreciate the significant improvements across the Company’s operations that have already been made, which have resulted in substantial increases in the Company’s stock price. In fact, since Mike Keown joined Farmer Bros. Co., the Company’s stock price has approximately tripled in value, creating about $400 million in value for stockholders. I have found the Board and management team to be open to engaging in a dialogue with stockholders and am confident in their commitment to acting in the best interest of Farmer Bros. Co. and all of the Company’s stockholders. I look forward to supporting the Company’s Board nominees at the upcoming 2016 Annual Meeting of Stockholders.”

The Farmer Bros. Co. Board and management team appreciate the support of Richard Farmer and remain committed to acting in the best interest of the Company and to delivering value to all stockholders.

J.P. Morgan Securities LLC is serving as financial advisor to the Company, and Latham & Watkins LLP and Richards, Layton & Finger, PA are serving as legal advisors to the Company.

About Farmer Bros. Co.

Founded in 1912, Farmer Bros. Co. is a national coffee roaster, wholesaler and distributor of coffee, tea and culinary products. The Company’s product lines include organic, Direct Trade and sustainably-produced coffee. With a robust line of coffee, hot and iced teas, cappuccino mixes, spices, and baking/biscuit mixes, the Company delivers extensive beverage planning services and culinary products to its U.S. based customers. The Company is a direct distributor of coffee to restaurants, hotels, casinos, offices, quick service restaurants, convenience stores, healthcare facilities and other foodservice providers, as well as private brand retailers.

Headquartered in Fort Worth, Texas, Farmer Bros. Co. generated net sales of over $500 million in fiscal 2016 and has approximately 1,600 employees nationwide. The Company’s portfolio features a wide range of coffees including Farmer Brothers®, Artisan Collection by Farmer Brothers™, Metropolitan™, Superior®, Cain’s™ and McGarvey®.

FORWARD LOOKING STATEMENTS

This press release contains certain statements that are not based on historical fact and are forward-looking statements within the meaning of federal securities laws and regulations. These statements are based on management’s current expectations, assumptions, estimates and observations of future events and include any statements that do not directly relate to any historical or current fact. These forward-looking statements can be identified by the use of words like “anticipates,” “estimates,” “projects,” “expects,” “plans,” “believes,” “intends,” “will,” “could,” “assumes” and other words of similar meaning. Owing to the uncertainties inherent in forward-looking statements, actual results could differ materially from those set forth in forward-looking statements. The Company intends these forward-looking statements to speak only at the time of this press release and the Company does not undertake to update or revise these statements as more information becomes available except as required under federal securities laws and the rules and regulations of the SEC. Factors that could cause actual results to differ materially from those in forward-looking statements include, but are not limited to, risks described in the Company’s annual, periodic and current reports filed with the SEC, and the other factors described from time to time in the Company’s filings with the SEC.

IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT

Farmer Bros. Co., its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the matters to be considered at the Company’s 2016 Annual Meeting. Information regarding the names of the Company’s directors and executive officers and their respective interests in the Company by security holdings or otherwise is set forth in the Company’s proxy statement for its 2015 Annual Meeting of Stockholders, filed with the SEC on October 28, 2015. To the extent holdings of the Company’s securities have changed since the amounts set forth in the Company’s proxy statement for the 2015 Annual Meeting of Stockholders, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 or Annual Statements of Changes in Beneficial Ownership of Securities on Form 5 filed with the SEC. These documents are available free of charge at the SEC’s website at www.sec.gov. Farmer Bros. Co. intends to file a proxy statement and accompanying proxy card with the SEC in connection with the solicitation of proxies from the Company’s stockholders in connection with the matters to be considered at the Company’s 2016 Annual Meeting. Additional information regarding the identity of participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the Company’s proxy statement for its 2016 Annual Meeting, including the schedules and appendices thereto.

THE COMPANY URGES ITS INVESTORS AND STOCKHOLDERS TO READ CAREFULLY AND IN THEIR ENTIRETY THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY SUPPLEMENTS OR AMENDMENTS), THE ACCOMPANYING PROXY CARD AND ANY OTHER DOCUMENTS THAT THE COMPANY MAY FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

Copies of the definitive proxy statement (including any supplements or amendments), the accompanying proxy card, and any other documents filed by the Company with the SEC will be available free of charge at the SEC’s website at www.sec.gov. Copies will also be available free of charge at the Investor Relations section of the Company’s website at www.farmerbros.com.

CONTACT

INVESTOR CONTACT:

Isaac N. Johnston, Jr.

(682) 549-6663

Tom Ball / Mike Verrechia

Morrow Sodali

(203) 658-9400

MEDIA CONTACT:

Kelly Sullivan / Ed Trissel / Leigh Parrish

Joele Frank, Wilkinson Brimmer Katcher

(212) 355-4449